                                                                    EXHIBIT 10.8

                   AMENDMENT TO ELECTRO-OPTICAL SCIENCES, INC.

The amendment is made the 17th day of May, 2001, by and between Bridge Street Properties, LLC a New York Corporation having an office at One Bridge Street, Irvington, New York 10533, and Electro-Optical Sciences, Inc. having an office at One Bridge Street, Irvington, New York 10533.

                                    Witness:

      Whereas, Owner (Bridge Street Properties, LLC) and Tenant (Electro-Optical Sciences, Inc.) Entered into a lease dated December 16th, 1998 of certain premises located at One Bridge Street, Irvington New York and

      Whereas, the term of the lease set forth therein is extended for 18 Months commencing upon December 16th, 2001 and ending upon June 15th, 2003 and

      Now, Therefore, the parties hereto agree as follows:

December 16, 2001
to December 15, 2002     $22.00              $81,796.00     $6,816.33
December 16, 2002
June 15, 2003            $23.10      5%      $85,885.80     $7,157.15

/s/                                      /s/ George J. Lind
----------------------------------       ----------------------------------
Bridge Street Properties, LLC            Electro-Optical Sciences, Inc.

Member                                   Vice President
----------------------------------       ----------------------------------
Title                                    Title

June 12, 2001                            June 12, 2001
----------------------------------       ----------------------------------
Date                                     Date